UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2014

ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	001-35911	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019

 (Address of principal executive offices) (Zip Code)

(469) 322-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition.

On September 22, 2014, ALCO Stores, Inc. (the “Company”), issued a press release announcing its financial results for the quarter ended August 3, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As previously announced, the Company has scheduled a conference call for 4:00pm Central Daylight Time on September 22, 2014 to discuss financial results.

The information disclosed under this Item 2.02, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 7.01                   Regulation FD

The information in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated September 22, 2014, entitled “ALCO Stores Reports Second Quarter Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date: September 22, 2014	By:	/s/ Stanley B. Latacha
Stanley B. Latacha
Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated September 22, 2014, entitled “ALCO Stores Reports Second Quarter Financial Results.”